Integrys Energy Group, Inc.

Third Quarter 2013 Earnings

Released November 6, 2013

Contents

Pages
News Release	1-4
Condensed Consolidated Statements of Income	5
Condensed Consolidated Statements of Comprehensive Income	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Cash Flows	8
Diluted Earnings Per Share – Adjusted and Weather Impacts	9
Non-GAAP Financial Information Reported by Segment	10-13
Key Variances in Non-GAAP Adjusted Earnings – By Segment	14-15
Diluted Earnings Per Share Guidance Information	16
Supplemental Quarterly Financial Highlights	17-20

NEWS RELEASE

For Immediate Release
November 6, 2013

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Third Quarter 2013 Earnings

Guidance Range for 2013 Diluted EPS - Adjusted is Narrowed

Chicago – November 6, 2013 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended September 30		Nine Months Ended September 30
	2013	2012	2013	2012
GAAP earnings (millions)	$38.1	$65.7	$220.2	$213.4
GAAP diluted earnings per share	$0.47	$0.83	$2.76	$2.69
Adjusted earnings (millions) *	$27.8	$43.2	$203.4	$188.2
Diluted earnings per share – adjusted *	$0.34	$0.54	$2.55	$2.37

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

THIRD QUARTER RESULTS

Adjusted earnings for the third quarter of 2013 decreased compared to the same quarter last year.

As anticipated, the utility segments incurred increased costs in the third quarter of 2013. The period for recovery of these costs spans multiple quarters, causing a timing mismatch that resulted in lower earnings for this particular quarter. The natural gas utility segment had increased costs related to new requirements in the city of Chicago for natural gas distribution main openings and repairs. These costs are being recovered in The Peoples Gas Light and Coke Company's rate increase beginning in June 2013. The majority of the increased revenues are expected to be recognized in the fourth quarter as natural gas sales volumes increase with the heating demand of customers. The electric utility segment had higher maintenance costs, mainly due to a planned outage at the Weston 3 unit that only occurs every six to eight years. These costs are being recovered throughout 2013. As a result of ongoing cost savings initiatives and other items, Integrys Energy Group is increasing its guidance for both utility segments.

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
130 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
Third Quarter 2013 Earnings News Release
November 6, 2013

Although Integrys Energy Services had an overall increase in sales volumes, this segment continues to face challenges with declining unit margins due to competitive pressure. As a result, Integrys Energy Group is lowering its guidance for this segment.

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2013 diluted earnings per share on a GAAP basis is $3.48 to $3.64. This guidance assumes continued operational improvements, the availability of generation units, and normal weather conditions for the rest of the year. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2013. The company's guidance range for 2013 diluted earnings per share – adjusted is $3.42 to $3.58.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Thursday, November 7, 2013. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through February 18, 2014, by dialing 866-395-1650.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on November 7.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2012, as may be amended or supplemented in Part II, Item 1A of subsequently filed Quarterly Reports on Form 10-Q, and those identified below.

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

Integrys Energy Group, Inc.
Third Quarter 2013 Earnings News Release
November 6, 2013

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•
Other federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•	The ability to retain market-based rate authority;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The impact of unplanned facility outages;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The ability to use tax credit and loss carryforwards;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Integrys Energy Group, Inc.
Third Quarter 2013 Earnings News Release
November 6, 2013

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Nine Months Ended
	September 30		September 30
(Millions, except per share data)	2013	2012	2013	2012
Utility revenues	$606.9	$582.3	$2,425.1	$2,116.9
Nonregulated revenues	522.8	345.4	1,498.8	898.3
Total revenues	1,129.7	927.7	3,923.9	3,015.2

Utility cost of fuel, natural gas, and purchased power	222.8	228.2	1,083.9	926.4
Nonregulated cost of sales	475.3	264.0	1,360.0	730.0
Operating and maintenance expense	282.3	240.3	866.1	748.6
Depreciation and amortization expense	69.6	62.9	196.0	187.6
Taxes other than income taxes	24.4	23.8	76.4	73.9
Operating income	55.3	108.5	341.5	348.7

Earnings from equity method investments	23.1	22.2	68.2	65.5
Miscellaneous income	12.1	3.1	23.3	7.2
Interest expense	33.1	29.9	91.0	90.0
Other income (expense)	2.1	(4.6)	0.5	(17.3)

Income before taxes	57.4	103.9	342.0	331.4
Provision for income taxes	18.0	29.6	124.3	106.6
Net income from continuing operations	39.4	74.3	217.7	224.8

Discontinued operations, net of tax	(0.6)	(8.0)	4.7	(9.2)
Net income	38.8	66.3	222.4	215.6

Preferred stock dividends of subsidiary	(0.7)	(0.7)	(2.3)	(2.3)
Noncontrolling interest in subsidiaries	—	0.1	0.1	0.1
Net income attributed to common shareholders	$38.1	$65.7	$220.2	$213.4

Average shares of common stock
Basic	79.8	78.5	79.3	78.5
Diluted	80.2	79.3	79.9	79.3

Earnings per common share (basic)
Net income from continuing operations	$0.49	$0.94	$2.72	$2.84
Discontinued operations, net of tax	(0.01)	(0.10)	0.06	(0.12)
Earnings per common share (basic)	$0.48	$0.84	$2.78	$2.72

Earnings per common share (diluted)
Net income from continuing operations	$0.48	$0.93	$2.70	$2.81
Discontinued operations, net of tax	(0.01)	(0.10)	0.06	(0.12)
Earnings per common share (diluted)	$0.47	$0.83	$2.76	$2.69

Dividends per common share declared	$0.68	$0.68	$2.04	$2.04

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended		Nine Months Ended
	September 30		September 30
(Millions)	2013	2012	2013	2012
Net income	$38.8	$66.3	$222.4	$215.6

Other comprehensive income, net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $ – million, $0.1 million, $ – million, and $(0.1) million, respectively	—	0.1	0.7	(0.1)
Reclassification of net losses to net income, net of tax of $0.2 million, $1.0 million, $1.7 million, and $2.6 million, respectively	0.3	1.6	2.7	4.1
Cash flow hedges, net	0.3	1.7	3.4	4.0

Defined benefit plans
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost, net of tax of $0.4 million, $0.2 million, $1.2 million, and $0.7 million, respectively	0.6	0.4	1.8	1.1
Other comprehensive income, net of tax	0.9	2.1	5.2	5.1
Comprehensive income	39.7	68.4	227.6	220.7
Preferred stock dividends of subsidiary	(0.7)	(0.7)	(2.3)	(2.3)
Noncontrolling interest in subsidiaries	—	0.1	0.1	0.1
Comprehensive income attributed to common shareholders	$39.0	$67.8	$225.4	$218.5

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	September 30	December 31
(Millions)	2013	2012
Assets
Cash and cash equivalents	$26.1	$27.4
Collateral on deposit	61.1	41.0
Accounts receivable and accrued unbilled revenues, net of reserves of $45.3 and $43.5, respectively	625.3	796.8
Inventories	341.7	271.9
Assets from risk management activities	154.9	145.4
Regulatory assets	101.7	110.8
Assets held for sale	0.7	10.1
Deferred income taxes	38.4	64.3
Prepaid taxes	141.8	152.8
Other current assets	30.0	38.6
Current assets	1,521.7	1,659.1

Property, plant, and equipment, net of accumulated depreciation of $3,307.9 and $3,114.7, respectively	6,198.8	5,501.9
Regulatory assets	1,784.6	1,813.8
Assets from risk management activities	58.1	45.3
Equity method investments	534.5	512.2
Goodwill	662.1	658.3
Other long-term assets	161.5	136.8
Total assets	$10,921.3	$10,327.4

Liabilities and Equity
Short-term debt	$388.0	$482.4
Current portion of long-term debt	276.5	313.5
Accounts payable	475.4	457.7
Liabilities from risk management activities	157.5	181.9
Accrued taxes	41.2	83.0
Regulatory liabilities	56.1	65.6
Liabilities held for sale	—	0.2
Other current liabilities	237.9	229.0
Current liabilities	1,632.6	1,813.3

Long-term debt	2,506.2	1,931.7
Deferred income taxes	1,320.4	1,203.8
Deferred investment tax credits	48.4	49.3
Regulatory liabilities	390.4	370.5
Environmental remediation liabilities	613.6	651.5
Pension and other postretirement benefit obligations	573.0	625.2
Liabilities from risk management activities	59.6	58.4
Asset retirement obligations	426.8	411.2
Other long-term liabilities	138.8	135.7
Long-term liabilities	6,077.2	5,437.3

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 79,757,715 shares issued; 79,289,748 shares outstanding	79.8	78.3
Additional paid-in capital	2,648.1	2,574.6
Retained earnings	489.8	431.5
Accumulated other comprehensive loss	(35.7)	(40.9)
Shares in deferred compensation trust	(22.7)	(17.7)
Total common shareholders’ equity	3,159.3	3,025.8

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	1.1	(0.1)
Total liabilities and equity	$10,921.3	$10,327.4

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Nine Months Ended
	September 30
(Millions)	2013	2012
Operating Activities
Net income	$222.4	$215.6
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	(4.7)	9.2
Depreciation and amortization expense	196.0	187.6
Recoveries and refunds of regulatory assets and liabilities	35.2	12.6
Net unrealized gains on energy contracts	(18.8)	(42.8)
Bad debt expense	22.2	19.3
Pension and other postretirement expense	47.4	46.7
Pension and other postretirement contributions	(65.0)	(247.8)
Deferred income taxes and investment tax credits	123.4	86.3
Equity income, net of dividends	(14.1)	(13.4)
Termination of tolling agreement with Fox Energy Company LLC	(50.0)	—
Other	33.4	32.8
Changes in working capital
Collateral on deposit	(20.1)	(1.1)
Accounts receivable and accrued unbilled revenues	80.4	232.6
Inventories	(70.1)	(20.9)
Other current assets	(7.6)	66.8
Accounts payable	21.9	(45.0)
Other current liabilities	(21.0)	5.8
Net cash provided by operating activities	510.9	544.3

Investing Activities
Capital expenditures	(474.7)	(437.8)
Proceeds from the sale or disposal of assets	4.6	8.2
Capital contributions to equity method investments	(10.2)	(24.0)
Acquisition of Fox Energy Company LLC	(391.6)	—
Acquisitions at Integrys Energy Services	(12.4)	—
Grant received related to Crane Creek Wind Project	69.0	—
Other	(6.1)	4.8
Net cash used for investing activities	(821.4)	(448.8)

Financing Activities
Short-term debt, net	(294.4)	107.0
Borrowing on term credit facility	200.0	—
Issuance of long-term debt	724.0	28.0
Repayment of long-term debt	(187.0)	(28.2)
Proceeds from stock option exercises	38.5	54.9
Shares purchased for stock-based compensation	(2.0)	(85.1)
Payment of dividends
Preferred stock of subsidiary	(2.3)	(2.3)
Common stock	(151.6)	(159.0)
Payments made on derivative contracts related to divestitures classified as financing activities	(5.7)	(27.9)
Other	(13.2)	0.5
Net cash provided by (used for) financing activities	306.3	(112.1)

Change in cash and cash equivalents - continuing operations	(4.2)	(16.6)
Change in cash and cash equivalents - discontinued operations
Net cash provided by operating activities	1.3	6.7
Net cash provided by (used for) investing activities	1.6	(0.1)
Net change in cash and cash equivalents	(1.3)	(10.0)
Cash and cash equivalents at beginning of period	27.4	28.1
Cash and cash equivalents at end of period	$26.1	$18.1

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended September 30		Nine Months Ended September 30
	2013	2012	2013	2012
Diluted EPS	$0.47	$0.83	$2.76	$2.69

Special Items (net of taxes):

Net noncash gains related to derivative and inventory accounting activities	(0.14)	(0.32)	(0.15)	(0.37)

Discontinued operations	0.01	0.10	(0.06)	0.12

Reversal of tax expense related to health care reform legislation	—	(0.07)	—	(0.07)

Diluted EPS – adjusted	$0.34	$0.54	$2.55	$2.37

Average Shares of Common Stock – Diluted (in millions)	80.2	79.3	79.9	79.3

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended September 30		Nine Months Ended September 30
Dollar Impacts, net of taxes (Millions)	2013	2012	2013	2012
Natural Gas Utility Segment	$—	$0.2	$0.7	$(22.1)
Electric Utility Segment	—	—	—	(2.3)
Integrys Energy Services – Core	(0.6)	—	(2.2)	(2.2)
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	9.9	—
Total	$(0.6)	$0.2	$8.4	$(26.6)

	Three Months Ended September 30		Nine Months Ended September 30
Diluted EPS Impacts, net of taxes	2013	2012	2013	2012
Natural Gas Utility Segment	$—	$—	$0.01	$(0.28)
Electric Utility Segment	—	—	—	(0.03)
Integrys Energy Services – Core	(0.01)	—	(0.02)	(0.03)
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	0.12	—
Total	$(0.01)	$—	$0.11	$(0.34)

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended September 30, 2013 and 2012.

September 30, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	(19.6)	40.3	13.7	1.3	10.4	(8.0)	38.1

Special Items (net of taxes)
Net noncash losses (gains) related to derivative and inventory accounting activities	0.1	—	—	—	(11.0)	—	(10.9)
Discontinued operations	—	—	—	—	0.6	—	0.6
Adjusted earnings (loss)	(19.5)	40.3	13.7	1.3	—	(8.0)	27.8

September 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	(14.0)	47.2	13.4	7.7	16.5	(5.1)	65.7

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(24.5)	—	(24.6)
Discontinued operations	—	—	—	—	8.0	—	8.0
Reversal of tax expense related to health care reform legislation	(1.2)	(4.7)	—	—	—	—	(5.9)
Adjusted earnings (loss)	(15.3)	42.5	13.4	7.7	—	(5.1)	43.2

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended September 30, 2013 and 2012.

September 30, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.25)	$0.50	$0.17	$0.02	$0.13	$(0.10)	$0.47

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.14)	—	(0.14)
Discontinued operations	—	—	—	—	0.01	—	0.01
Diluted EPS – adjusted	$(0.25)	$0.50	$0.17	$0.02	$—	$(0.10)	$0.34

September 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.18)	$0.60	$0.17	$0.08	$0.22	$(0.06)	$0.83

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.32)	—	(0.32)
Discontinued operations	—	—	—	—	0.10	—	0.10
Reversal of tax expense related to health care reform legislation	(0.01)	(0.06)	—	—	—	—	(0.07)
Diluted EPS – adjusted	$(0.19)	$0.54	$0.17	$0.08	$—	$(0.06)	$0.54

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the nine months ended September 30, 2013 and 2012.

September 30, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$71.6	$92.6	$40.7	$10.2	$11.1	$(6.0)	$220.2

Special Items (net of taxes)
Net noncash losses (gains) related to derivative and inventory accounting activities	0.2	—	—	—	(12.3)	—	(12.1)
Discontinued operations	—	—	—	—	1.2	(5.9)	(4.7)
Adjusted earnings (loss)	$71.8	$92.6	$40.7	$10.2	$—	$(11.9)	$203.4

September 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$53.4	$92.4	$39.8	$17.7	$17.3	$(7.2)	$213.4

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.2)	—	—	—	(28.3)	—	(28.5)
Discontinued operations	—	—	—	—	11.0	(1.8)	9.2
Reversal of tax expense related to health care reform legislation	(1.2)	(4.7)	—	—	—	—	(5.9)
Adjusted earnings (loss)	$52.0	$87.7	$39.8	$17.7	$—	$(9.0)	$188.2

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the nine months ended September 30, 2013 and 2012.

September 30, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.90	$1.16	$0.51	$0.13	$0.14	$(0.08)	$2.76

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.15)	—	(0.15)
Discontinued operations	—	—	—	—	0.01	(0.07)	(0.06)
Diluted EPS – adjusted	$0.90	$1.16	$0.51	$0.13	$—	$(0.15)	$2.55

September 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.67	$1.17	$0.50	$0.21	$0.23	$(0.09)	$2.69

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.37)	—	(0.37)
Discontinued operations	—	—	—	—	0.14	(0.02)	0.12
Reversal of tax expense related to health care reform legislation	(0.01)	(0.06)	—	—	—	—	(0.07)
Diluted EPS – adjusted	$0.66	$1.11	$0.50	$0.21	$—	$(0.11)	$2.37

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings - By Segment
Three Months Ended September 30, 2013
Dollar impacts, net of taxes (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Adjusted earnings (loss) for the three months ended September 30, 2012	$(15.3)	$42.5	$13.4	$7.7	$(5.1)	$43.2

Utility rate impacts	6.6	2.1	—	—	—	8.7
Decrease in realized nonregulated retail electric margins	—	—	—	(6.8)	—	(6.8)
Increase in natural gas distribution costs	(5.8)	—	—	—	—	(5.8)
Increase in natural gas utility segment depreciation and amortization expense	(1.4)	—	—	—	—	(1.4)
Other increases in natural gas utility operating expenses	(4.4)	—	—	—	—	(4.4)
Increase in electric maintenance expense	—	(3.5)	—	—	—	(3.5)
Increase in electric transmission expense	—	(1.5)	—	—	—	(1.5)
Seams Elimination Charge Adjustment (SECA) settlement	—	—	—	3.4	—	3.4
(Increase) decrease in external interest expense	(1.0)	1.4	—	—	(0.8)	(0.4)
Tax impacts	3.8	(1.4)	(0.1)	(2.2)	(1.1)	(1.0)
Other	(2.0)	0.7	0.4	(0.8)	(1.0)	(2.7)
Adjusted earnings (loss) for the three months ended September 30, 2013	$(19.5)	$40.3	$13.7	$1.3	$(8.0)	$27.8

Note: Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders and the effects of the purchase of the Fox Energy Center.

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings - By Segment
Nine months ended September 30, 2013
Dollar impacts, net of taxes (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Adjusted earnings (loss) for the nine months ended September 30, 2012	$52.0	$87.7	$39.8	$17.7	$(9.0)	$188.2

Weather impact on natural gas utility margins, net of decoupling	27.0	—	—	—	—	27.0
Utility rate impacts	9.5	7.7	—	—	—	17.2
Increase in electric utility margins due to sales volume variances, including decoupling	—	4.4	—	—	—	4.4
Increase in natural gas distribution costs	(8.5)	—	—	—	—	(8.5)
Increase in natural gas utility segment employee benefit costs	(4.3)	—	—	—	—	(4.3)
Other increases in natural gas utility operating expenses	(4.3)	—	—	—	—	(4.3)
Increase in electric transmission expense	—	(4.4)	—	—	—	(4.4)
Increase in electric maintenance expense	—	(3.7)	—	—	—	(3.7)
Increase in outside service fees at Integrys Energy Services	—	—	—	(5.2)	—	(5.2)
Increase in payroll and employee benefit costs at Integrys Energy Services	—	—	—	(3.4)	—	(3.4)
Seams Elimination Charge Adjustment (SECA) settlement	—	—	—	3.4	—	3.4
(Increase) decrease in external interest expense	(2.0)	3.3	—	(0.2)	1.4	2.5
Tax impacts	2.1	(3.9)	(0.4)	(2.2)	(3.1)	(7.5)
Other	0.3	1.5	1.3	0.1	(1.2)	2.0
Adjusted earnings (loss) for the nine months ended September 30, 2013	$71.8	$92.6	$40.7	$10.2	$(11.9)	$203.4

Note: Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders and the effects of the purchase of the Fox Energy Center.

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2013
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.43	$1.49

Regulated electric utility segment	1.39	1.42

Electric transmission investment segment	0.68	0.69

Integrys Energy Services
Core	0.16	0.20
Other – Discontinued operations	(0.01)	(0.01)

Holding company and other segment	(0.17)	(0.15)

Integrys Energy Group Consolidated Diluted EPS	$3.48	$3.64
Average Shares of Common Stock – Diluted (in millions)	80.1	80.1

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2013.

Integrys Energy Group Consolidated Diluted EPS	$3.48	$3.64
Special Items (net of taxes)

Discontinued operations
Integrys Energy Services - Other	0.01	0.01
Holding company and other segment	(0.07)	(0.07)

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.42	$3.58
Average Shares of Common Stock – Diluted (in millions)	80.1	80.1

Key Assumptions for 2013:

▪	Continued operational improvements

▪	Availability of generation units

▪	Normal weather conditions for the rest of the year

▪	Not estimating the impact of derivative and inventory fair value accounting activities

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Regulated Natural Gas Utility Segment
Revenues	$665.7	$253.7	$220.0	$532.6	$1,672.0	$793.9	$369.9	$257.2	$1,421.0
year-over-year change	(22.0)%	(30.3)%	(8.1)%	(1.6)%	(16.3)%	19.3%	45.8%	16.9%	24.7%
Purchased natural gas costs	346.5	92.7	71.9	263.9	775.0	424.1	167.5	93.8	685.4
Margins	$319.2	$161.0	$148.1	$268.7	$897.0	$369.8	$202.4	$163.4	$735.6
year-over-year change	(1.0)%	(12.2)%	6.0%	7.0%	—%	15.9%	25.7%	10.3%	17.1%
margins/revenues	47.9%	63.5%	67.3%	50.5%	53.6%	46.6%	54.7%	63.5%	51.8%
Operating and maintenance expense	135.3	127.0	119.7	145.5	527.5	162.1	147.9	144.9	454.9
Depreciation and amortization expense	32.4	32.7	33.2	33.5	131.8	32.2	32.3	35.6	100.1
Taxes other than income taxes	9.5	8.6	9.0	8.5	35.6	9.9	9.5	9.6	29.0
Operating income (loss)	142.0	(7.3)	(13.8)	81.2	202.1	165.6	12.7	(26.7)	151.6
year-over-year change	0.1%	N/M(1)	(36.7)%	4.0%	(4.4)%	16.6%	N/M(1)	93.5%	25.4%
Net income (loss) attributed to common shareholders	$78.6	$(11.2)	$(14.0)	$40.0	$93.4	$89.7	$1.5	$(19.6)	$71.6
Total throughput in therms	1,372.3	601.8	462.3	1,131.6	3,568.0	1,695.6	711.9	454.4	2,861.9
year-over-year change	(19.0)%	(11.3)%	1.7%	8.5%	(7.8)%	23.6%	18.3%	(1.7)%	17.5%
Retail throughput in therms
Residential	606.4	171.0	87.2	460.2	1,324.8	775.9	243.0	89.2	1,108.1
Commercial and industrial	183.4	51.0	36.3	135.3	406.0	236.8	78.9	43.2	358.9
Other	18.7	14.2	23.3	19.1	75.3	20.0	10.8	14.6	45.4
Total retail throughput in therms	808.5	236.2	146.8	614.6	1,806.1	1,032.7	332.7	147.0	1,512.4
Transport throughput in therms
Residential	87.1	31.3	15.8	69.8	204.0	111.3	39.1	16.4	166.8
Commercial and industrial	476.7	334.3	299.7	447.2	1,557.9	551.6	340.1	291.0	1,182.7
Total transport throughput in therms	563.8	365.6	315.5	517.0	1,761.9	662.9	379.2	307.4	1,349.5

Regulated Electric Utility Segment
Revenues	$307.0	$311.8	$366.8	$311.8	$1,297.4	$331.8	$327.0	$354.0	$1,012.8
year-over-year change	(4.8)%	(1.1)%	(0.2)%	3.3%	(0.8)%	8.1%	4.9%	(3.5)%	2.8%
Fuel and purchased power costs	127.5	135.5	160.9	138.2	562.1	143.2	131.3	133.6	408.1
Margins	$179.5	$176.3	$205.9	$173.6	$735.3	$188.6	$195.7	$220.4	$604.7
year-over-year change	(2.9)%	(3.0)%	(2.0)%	(5.9)%	(3.4)%	5.1%	11.0%	7.0%	7.7%
margins/revenues	58.5%	56.5%	56.1%	55.7%	56.7%	56.8%	59.8%	62.3%	59.7%
Operating and maintenance expense	100.3	99.8	96.6	108.9	405.6	101.4	111.5	110.6	323.5
Depreciation and amortization expense	22.0	22.1	22.3	22.6	89.0	21.5	25.8	25.7	73.0
Taxes other than income taxes	12.9	11.7	11.7	11.3	47.6	12.8	12.1	12.1	37.0
Operating income	44.3	42.7	75.3	30.8	193.1	52.9	46.3	72.0	171.2
year-over-year change	(10.0)%	3.4%	2.6%	(21.6)%	(5.0)%	19.4%	8.4%	(4.4)%	5.5%
Net income attributed to common shareholders	$24.3	$20.9	$47.2	$15.5	$107.9	$28.6	$23.7	$40.3	$92.6
Sales in kilowatt-hours	3,797.0	3,950.9	4,642.7	3,943.2	16,333.8	3,953.1	3,942.1	4,181.0	12,076.2
year-over-year change	(1.0)%	3.7%	8.1%	(1.7)%	2.4%	4.1%	(0.2)%	(9.9)%	(2.5)%
Residential	775.2	687.4	897.2	746.8	3,106.6	823.8	692.6	837.8	2,354.2
Commercial and industrial	2,087.8	2,137.2	2,275.4	2,074.1	8,574.5	2,072.0	2,103.7	2,242.8	6,418.5
Wholesale	923.1	1,118.7	1,461.8	1,111.1	4,614.7	1,046.6	1,138.1	1,092.4	3,277.1
Other	10.9	7.6	8.3	11.2	38.0	10.7	7.7	8.0	26.4

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$5.1	$8.5	$3.4	$20.4	$1.7	$5.1	$3.4	$10.2
After-tax equity earnings recognized from ATC investment	13.3	13.1	13.4	12.6	52.4	13.4	13.6	13.7	40.7

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$269.6	$269.1	$335.6	$344.2	$1,218.5	$545.7	$412.9	$513.0	$1,471.6
Nonregulated cost of fuel, natural gas, and purchased power	270.1	188.8	258.8	303.7	1,021.4	430.7	443.7	469.3	1,343.7
Margins	$(0.5)	$80.3	$76.8	$40.5	$197.1	$115.0	$(30.8)	$43.7	$127.9

Margin Detail:
Electric and renewable energy asset margins	(23.8)	67.7	72.5	27.3	143.7	89.6	(33.2)	38.3	94.7
Natural gas margins	23.3	12.6	4.3	13.2	53.4	25.4	2.4 (2)	5.4 (2)	33.2
Margins	(0.5)	80.3	76.8	40.5	197.1	115.0	(30.8)	43.7	127.9
Retail Electric Realized Unit Margins	$5.79	$7.23	$6.78	$7.48	$6.84	$5.53	$5.50	$2.53	$4.30
Retail Natural Gas Realized Unit Margins	$0.59	$0.28	$0.22	$0.38	$0.41	$0.37	$0.16	$0.17	$0.25

Operating and maintenance expense	27.5	24.9	25.5	28.1	106.0	32.8	30.1	27.5	90.4
Depreciation and amortization expense	2.3	2.4	2.7	2.9	10.3	2.7	2.8	2.9	8.4
Taxes other than income taxes	1.3	0.3	0.6	0.3	2.5	1.0	1.0	0.6	2.6
Operating income (loss)	(31.6)	52.7	48.0	9.2	78.3	78.5	(64.7)	12.7	26.5

Discontinued operations, net of tax	(1.0)	(2.0)	(8.0)	(0.5)	(11.5)	0.1	(0.7)	(0.6)	(1.2)

Net income (loss) attributed to common shareholders	$(20.1)	$30.9	$24.2	$6.1	$41.1	$51.4	$(41.8)	$11.7	$21.3
Physically settled volumes
Retail electric sales volumes in million kilowatt-hours	2,918.9	3,082.7	4,010.6	3,330.9	13,343.1	4,318.2	4,838.1	6,291.0	15,447.3
Wholesale assets and distributed solar electric sales volumes in million kilowatt-hours (1)	22.2	24.4	26.3	19.8	92.7	18.0	15.7	17.4	51.1
Retail natural gas sales volumes in billion cubic feet	39.6	21.4	19.3	36.2	116.5	50.7	37.1	34.8	122.6

Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$2.8	$(4.9)	$(5.1)	$(6.2)	$(13.4)	$4.4	$(2.4)	$(8.0)	$(6.0)

Notes:
(1) The volumes related to the remaining wholesale electric contracts are not significant.
(2) These amounts include negative margins of $1.5 million and $1.3 million for the second and third quarter of 2013, respectively, related to the amortization of the net amount paid for customer and related supply contracts in connection with the acquisition of Compass Energy Services, Inc.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	2,864	748	252	2,492	6,356	3,803	1,107	216	5,126
period-over-period change	(26.4)%	(31.0)%	2.4%	8.3%	(15.5)%	32.8%	48.0%	(14.3)%	32.7%
compared with normal	(22.7)%	(24.7)%	14.5%	(5.2)%	(15.8)%	4.4%	13.2%	—%	6.0%
Heating Degree Days - Normal	3,705	994	220	2,629	7,548	3,643	978	216	4,837
Cooling Degree Days - Actual	11	264	514	—	789	—	131	396	527
period-over-period change	N/M (1)	158.8%	4.0%	(100.0)%	30.8%	(100.0)%	(50.4)%	(23.0)%	(33.2)%
compared with normal	N/M (1)	107.9%	49.9%	(100.0)%	66.1%	(100.0)%	(3.7)%	9.7%	5.8%
Cooling Degree Days - Normal	—	127	343	5	475	1	136	361	498

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	3,282	1,182	434	2,851	7,749	4,087	1,629	473	6,189
period-over-period change	(20.1)%	(20.5)%	25.4%	4.2%	(10.7)%	24.5%	37.8%	9.0%	26.4%
compared with normal	(18.5)%	(16.4)%	5.3%	(1.8)%	(11.5)%	3.0%	16.4%	17.1%	7.3%
Heating Degree Days - Normal	4,029	1,414	412	2,902	8,757	3,967	1,399	404	5,770
Cooling Degree Days - Actual	—	99	236	—	335	—	36	194	230
period-over-period change	N/M (1)	219.4%	(12.6)%	(100.0)%	9.8%	N/M (1)	(63.6)%	(17.8)%	(31.3)%
compared with normal	N/M (1)	94.1%	42.2%	(100.0)%	53.7%	N/M (1)	(34.5)%	10.2%	(0.4)%
Cooling Degree Days - Normal	—	51	166	1	218	—	55	176	231

Heating Degree Days - MGU
Heating Degree Days - Actual	2,472	659	178	2,060	5,369	3,150	788	154	4,092
period-over-period change	(25.5)%	(16.7)%	10.6%	7.5%	(13.2)%	27.4%	19.6%	(13.5)%	23.7%
compared with normal	(20.8)%	(16.1)%	35.9%	(4.7)%	(13.4)%	3.2%	4.6%	18.5%	4.0%
Heating Degree Days - Normal	3,122	785	131	2,162	6,200	3,051	753	130	3,934

Heating Degree Days - MERC
Heating Degree Days - Actual	3,082	723	226	2,802	6,833	4,081	1,220	174	5,475
period-over-period change						32.4%	68.7%	(23.0)%	35.8%
compared with normal	(22.8)%	(26.0)%	(12.4)%	(3.9)%	(16.1)%	3.8%	27.0%	(29.8)%	6.5%
Heating Degree Days - Normal	3,991	977	258	2,916	8,142	3,931	961	248	5,140

Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	2,379	530	111	2,022	5,042	3,247	802	78	4,127
period-over-period change	(28.8)%	(37.9)%	(27.5)%	10.0%	(18.5)%	36.5%	51.3%	(29.7)%	36.7%
compared with normal	(24.3)%	(26.7)%	27.6%	(7.8)%	(18.0)%	4.9%	13.6%	(9.3)%	6.2%
Heating Degree Days - Normal	3,144	723	87	2,192	6,146	3,095	706	86	3,887

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Regulated utility expenditures	$109.7	$111.3	$171.1	$146.9	$539.0	$525.7	$139.9	$154.6	$820.2
Integrys Energy Services	8.2	7.5	11.3	3.9	30.9	3.4	0.8	4.6	8.8
Other	5.1	7.4	6.2	5.7	24.4	9.5	12.4	15.4	37.3
Total Capital Expenditures	$123.0	$126.2	$188.6	$156.5	$594.3	$538.6	$153.1	$174.6	$866.3

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 09/30/12			Forward Contracted Volumes at 09/30/13
By Rolling Twelve Months	10/01/12 - 09/30/13	10/01/13 - 09/30/14	Post 09/30/14	10/01/13 - 9/30/14	10/01/14 - 09/30/15	Post 09/30/15
Retail natural gas sales volumes - billion cubic feet	86.1	23.1	7.0	158.3	65.5	19.5
Retail electric sales volumes - million kilowatt-hours	11,072	4,937	2,186	16,531	5,638	3,046

By Calendar Year	10/01/12 - 12/31/12	01/01/13 - 12/31/13	Post 01/01/14	10/01/13 - 12/31/13	01/01/14 - 12/31/14	Post 12/31/14
Retail natural gas sales volumes - billion cubic feet	30.8	64.2	21.2	51.2	131.3	60.8
Retail electric sales volumes - million kilowatt-hours	3,149	9,775	5,271	5,450	13,235	6,530
	These tables represent estimated physical sales volumes related to contracts for natural gas and electric power for delivery or settlement in future periods.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 09/30/12				Wholesale Counterparty Credit Exposure at 09/30/13
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$4.9	$4.9	$—	$—	$2.3	$1.3	$1.0	$—
Investment grade - other	1.6	0.5	1.1	—	7.8	6.1	1.8	(0.1)
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	1.3	0.8	0.1	0.4	0.5	0.6	(0.1)	—
Non-rated - regulated utilities	0.1	0.1	—	—	0.1	0.1	—	—
Non-rated - other	0.2	0.1	0.1	—	6.2	4.8	1.4	—
Total Exposure	$8.1	$6.4	$1.3	$0.4	$16.9	$12.9	$4.1	$(0.1)

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.